                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              ENOTE.COM INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 ENOTE.COM INC.
                              185 ALLEN BROOK LANE
                            WILLISTON, VERMONT 05495
                                 (802) 288-9000

May   , 2000

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of eNote.com Inc. (the "Company"), which will be held on June 22, at 2:00 p.m. Eastern Daylight Savings Time at the Radisson Hotel located at 60 Battery Street, Burlington, Vermont.

    The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

    Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend.

    We look forward to seeing you.

                                          Sincerely,

                                          John R. Varsames
                                          President and Chief Executive Officer

                                 ENOTE.COM INC.
                              185 ALLEN BROOK LANE
                            WILLISTON, VERMONT 05495
                                 (802) 288-9000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 22, 2000

    The Annual Meeting of Stockholders of eNote.com Inc. (the "Company") will be held at the Radisson Hotel, 60 Battery Street, Burlington, Vermont on June 22, 2000 at 2:00 p.m. Eastern Daylight Savings Time, for the following purposes:

    1.  To elect two directors for a three-year term;

    2. To vote upon an amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 and the number of authorized shares of Preferred Stock from 5,000,000 to 25,000,000;

    3.  To approve the 1999 Non-Employee Directors' Stock Option Plan;

    4.  To approve the 2000 Incentive Stock Plan;

    5. To ratify the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2000; and

    6. To transact such other business as may properly come before the meeting and any adjournments thereof.

    Stockholders of record at the close of business on May 9, 2000 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors
                                          John R. Varsames
                                          President and Chief Executive Officer

Dated: May   , 2000

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                 ENOTE.COM INC.
                              185 ALLEN BROOK LANE
                            WILLISTON, VERMONT 05495
                                 (802) 288-9000

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

    This Proxy Statement is furnished to the holders of common stock, $.01 par value ("Common Stock"), of eNote.com Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 22, 2000 and at any adjournment of that meeting. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. Each properly signed proxy will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

    A person giving the enclosed proxy has the power to revoke it by written notice to the Secretary of the Company, by giving a later-dated proxy, or by revoking it in person at the meeting. Proxies and notices of revocation should be mailed or delivered to American Stock Transfer & Trust Company (the "Transfer Agent") 40 Wall street, 46(th) Floor, New York, N.Y. 10005 for receipt by the Transfer Agent no later than two business days prior to the 2000 Annual Meeting, or should be deposited with the President or Secretary of the Company immediately prior to the commencement of the 2000 Annual Meeting.

    The approximate date on which this Proxy Statement and the enclosed proxy will first be sent to stockholders is May 15, 2000. The Company's Annual Report on Form 10-KSB is being mailed together with this Proxy Statement in satisfaction of the Company's obligation to deliver a an Annual Report to Stockholders. The Company's principal executive offices are located at 185 Allen Brook Lane Williston, Vermont 05495.

    Only holders of the Company's Common Stock and Preferred Stock of record on the stock transfer books of the Company at the close of business on May 9, 2000 (the "Record Date") will be entitled to vote at the meeting and at any adjournment thereof. There were [11,047,145] shares of Common Stock and [5,000,000] shares of Preferred Stock outstanding at the close of business on the Record Date.

    Each share of Common Stock and each share of Preferred Stock is entitled to one vote. The affirmative vote of the holders of a plurality of the shares represented at the meeting, at which a quorum is present, is required for the election of directors. The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock voting as single class is required for approval of the amendments to the Company's Certificate of Incorporation. Approval of the other matters which are before the meeting will require the affirmative vote at the meeting, at which a quorum is present, of the holders of a majority of the shares of Common Stock and Preferred Stock voting as a single class with respect to such matters. Votes will be tabulated by the Transfer Agent, subject to the supervision of persons designated by the Board of Directors as inspectors.

    Under the Company's By-Laws, a quorum at the meeting will consist of a majority of the outstanding shares of Common Stock and Preferred Stock as of the Record Date. Shares voted to abstain or to withhold as to a particular matter (including shares as to which a nominee, such as a broker holding shares in street name for a beneficial owner, has no voting authority in respect of such matter) will be deemed represented for quorum purposes but will not be deemed to be voting on such matters and, therefore, will not be the equivalent of negative votes as to such matters. It is the position of the Securities and Exchange Commission (the "SEC"), however, that, for purposes of approval pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") of the third and fourth proposals listed on the Notice of Annual Meeting, abstentions will be deemed the equivalent of negative votes.

                         STOCK OWNERSHIP OF DIRECTORS,
                 EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Preferred Stock as of April 26, 2000 by (a) each director of the Company, (b) each of the executive officers named in the Summary Compensation Table below, (c) all directors and executive officers as a group and (d) each person known to the Company to own beneficially 5% or more of its Common Stock. Except as otherwise indicated, each such person has sole investment and voting power with respect to the shares shown as being beneficially owned by such person, based on information provided to the Company.

                                                                             NUMBER OF SHARES    PERCENT OF
                              NUMBER OF SHARES OF             PERCENT OF    OF PREFERRED STOCK   OUTSTANDING
                                 COMMON STOCK                OUTSTANDING       BENEFICIALLY       PREFERRED
NAME                          BENEFICIALLY OWNED             COMMON STOCK         OWNED             STOCK
----                          -------------------            ------------   ------------------   -----------
John R. Varsames............       7,100,000(1)(2)              64.27%                  --             0%
Michael T. Grennan..........         250,000(3)                  2.26%                  --             0%
Leopold Abraham II..........          11,000(4)                     *                   --             0%
Stanley M. Blau.............          10,000(4)                     *                   --             0%
James Bowman................          10,000(4)                     *                   --             0%
Charles W. Quatt............           4,000                        *                   --             0%
Victor Reichenstein.........         130,000(4)                  1.18%                  --             0%
Executive Officers and
  Directors as a Group (8
  persons)..................       7,515,000                    67.78%                  --             0%
Burton G. Friedlander.......       7,424,100(5)(6)(7)           41.14%           5,000,000           100%

------------------------

*   less than 1%

(1) Mr. Varsames shares beneficial ownership of 7,080,000 shares of Common Stock with his wife, Heidi A. Varsames. Mr. Varsames holds sole voting power of these 7,080,000 shares pursuant to a proxy from his wife.

(2) Includes 20,000 shares of Common Stock held of record by the adult children of Mr. and Mrs. Varsames, Kristen Varsames and Lori A. Varsames.
    Mr. Varsames holds sole voting power over these 20,000 shares pursuant to proxies from Kristen Varsames and Lori A. Varsames.

(3) Mr. Grennan's reported holdings do not include 1,000 shares that are held by his father, as to which he disclaims beneficial ownership.

(4) Includes 10,000 shares which may be acquired within sixty days after April 26, 2000 by exercise of stock options by non-employee directors pursuant to grants made under 1999 Non-Employee Directors' Stock Option Plan provided that such plan is approved by the Company's stockholders.

(5) Includes 5,000,000 shares of Common Stock issuable upon conversion of 5,000,000 shares of Preferred Stock and 2,000,000 shares of Common Stock issuable upon exercise of immediately exercisable warrants.

(6) Mr. Friedlander exercises voting and investment control over shares of Common Stock and Preferred Stock held by Friedlander International Limited ("FIL") and Friedlander Limited Partnership ("FLP") through their investment manager, Friedlander Capital Management Corp. ("FCMC") of which
    Mr. Friedlander is the sole Stockholder.

(7) Information as to Mr. Friedlander, FIL, FLP and FCMC is based on a Statement on Schedule 13D filed by Mr. Friedlander and FCMC with the Commission on July 15, 1999 and a Form 4 for June 1999 provided by Mr. Friedlander and FCMC, and the Company assumes no responsibility for such information.

    During the second quarter of 1999 the Company experienced a change of control through a series of transactions. On April 5, 1999, the Company acquired the outstanding stock of Navis Technologies, Ltd. ("Navis") in exchange for 8,000,000 shares of Common Stock (the "Navis Transaction"). John R. Varsames, the former President and majority stockholder of Navis, acquired 7,100,000 of the 8,000,000 shares and was appointed President and Chief Executive Officer of the Company. On April 6, 1999, the Company issued 5,000,000 shares of convertible Preferred Stock and 2,000,000 Common Stock Purchase Warrants to Friedlander International Limited ("Friedlander") for $5,000,000 in cash (the "Friedlander Transaction"). In addition, pursuant to the terms and conditions set forth in the Stock Purchase Agreement dated as of April 6, 1999 underlying the Friedlander Transaction, Friedlander was granted the right to designate two of the Company's directors for a period of time ending upon the earlier of April 6, 2004 or Friedlander beneficially owning less than 10% of the Company's outstanding shares of Common Stock.

                             ELECTION OF DIRECTORS
                               (ITEM 1 OF NOTICE)

    There are currently seven members of the Board of Directors, divided into three classes with terms expiring respectively at the 2000, 2001 and 2002 Annual Meetings of Stockholders. The Board has fixed the number of directors for the ensuing year at seven and nominated Messrs. Bowman and Reichenstein, whose terms are expiring, for reelection. Directors elected at the meeting will serve a three-year term expiring at the time of the Annual Meeting of Stockholders in 2003 and when their successors are elected and qualified. The shares represented by the enclosed proxy will be voted to elect each nominee unless such authority is withheld by marking the proxy to that effect. Each nominee has agreed to serve, but in the event a nominee becomes unavailable for any reason, the proxy, unless authority has been withheld as to such nominee, may be voted for the election of a substitute.

    The following information is furnished with respect to each nominee for election as a director and for each director whose term of office will continue after the meeting.

                                             POSITION WITH THE COMPANY; PRINCIPAL OCCUPATION AND BUSINESS
NAME                            AGE      EXPERIENCE DURING LAST FIVE YEARS; DIRECTORSHIPS OF PUBLIC COMPANIES
----                          --------   --------------------------------------------------------------------
Nominees for Reelection for Terms Expiring in 2003

Victor Reichenstein.........     75      Mr. Reichenstein became a director of the Company in November 1999 and his term expires at the Annual Meeting of Stockholders in 2000.
                                         Mr. Reichenstein was the President and a director of the Company
                                         (when it was formerly known as Webcor Electronics, Inc.) from 1971 until the Company filed for bankruptcy in 1989. Since 1989, Mr.
                                         Reichenstein has been a private investor at Vicel Inc., an investment firm. From 1993 to 1995, he served as a director of
                                         Safeskin Corporation, a company engaged in the manufacture of disposable gloves.

James Bowman................     48      Mr. Bowman became a director of the Company in November 1999 and his term expires at the Annual Meeting of Stockholders in 2000. Since
                                         1982, Mr. Bowman has been a Senior Partner at Forbes Consulting, a market research and consulting company.

Directors Whose Terms Expire in 2001

Stanley M. Blau.............     62      Mr. Blau became a director of the Company in November 1999 and his term expires at the Annual Meeting of Stockholders in

                                             POSITION WITH THE COMPANY; PRINCIPAL OCCUPATION AND BUSINESS
NAME                            AGE      EXPERIENCE DURING LAST FIVE YEARS; DIRECTORSHIPS OF PUBLIC COMPANIES
----                          --------   --------------------------------------------------------------------
                                         2001. Mr. Blau was designated as a director by Friedlander. Mr. Blau is currently retired and has not been employed since 1996. Mr. Blau served on the board of directors of Executone Information Systems,
                                         Inc., a developer and distributor of voice and data communication systems, from 1988 until 1999, and served as the Vice Chairman of the board of directors from 1988 until 1996. Since 1998, Mr. Blau has been a partner in PS Capital LLC, a firm investing in high technology startup companies in the Internet, e-commerce and telecommunications fields.

Michael T. Grennan..........     46      Mr. Grennan is a Certified Public Accountant and has served as the
                                         Secretary, Treasurer and Chief Financial Officer of the Company
                                         since April 1999 and became a director of the Company in November
                                         1999. His term as a Director of the Company expires at the Annual
                                         Meeting of Stockholders in 2001. Prior to joining the Company, Mr.
                                         Grennan worked for seven years as a self-employed business and financial consultant. Previously, Mr. Grennan worked for 14 years in public accounting, first on the audit staff of Coopers & Lybrand, and then as a staff member, manager and partner of the accounting firm of Urbach, Kahn, and Werlin, PC.

Charles W. Quatt............     53      Mr. Quatt became a director of the Company in December 1999 and his term expires at the Annual Meeting of Stockholders in 2001. Mr.
                                         Quatt is currently the founder and President of Quatt Associates,
                                         Inc., a management consulting firm. Prior to founding Quatt
                                         Associates, from 1987 to 1996, Mr. Quatt was a manager and consultant with the Hay Group. Mr. Quatt currently serves as a director of the Hay Group.

Directors Whose Terms Expire in 2002

John R. Varsames............     48      Mr. Varsames has served as the President and Chief Executive Officer of the Company since April 1999 and became a director of the Company in November 1999. His term as a director expires at the Annual
                                         Meeting of Stockholders in 2002. In June 1996, Mr. Varsames founded and became the Chief Executive Officer of Navis Technologies, Inc.
                                         From 1994 to 1996 Mr. Varsames served initially as a consultant and then Vice President for AirMouse Remote Controls and its AirMarket
                                         Interactive System. From 1984 to 1994 he was the President and Chief
                                         Executive Officer of Northshore Companies, a construction, development and real estate investment firm.

Leopold Abraham II..........     72      Mr. Abraham became a director of the Company in November 1999 and his term expires at the Annual Meeting of Stockholders in 2002. Mr.
                                         Abraham was designated as a director by Friedlander. Mr. Abraham served as Chairman and Chief Executive Officer of Associated
                                         Merchandising Corporation, a retail merchandising and sourcing organization,

                                             POSITION WITH THE COMPANY; PRINCIPAL OCCUPATION AND BUSINESS
NAME                            AGE      EXPERIENCE DURING LAST FIVE YEARS; DIRECTORSHIPS OF PUBLIC COMPANIES
----                          --------   --------------------------------------------------------------------
                                         from 1977 until his retirement in 1993. Since retiring from
                                         Associated Merchandising, Mr. Abraham was a director of Liz
                                         Claiborne, Inc. from 1993 to 1998. He currently serves on the boards of directors of: R.G. Barry Corp., a manufacturer of comfort footwear (since 1993); Signet Group, plc, an operator of retail jewelry stores in the United States and the United Kingdom (since
                                         1994); Galey & Lord, Inc., a manufacturer of textile products (since
                                         1993); and the Smith Barney Funds Board (since 1994).

    Charles W. Quatt is the brother-in-law of John R. Varsames.

                   BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    The Board of Directors has Audit and Compensation Committees. It does not have a nominating or similar committee.

    The Audit Committee reviews the internal accounting procedures of the Company and consults with and reviews the services provided by the Company's independent auditors. The directors currently serving on the Audit Committee are Stanley M. Blau and Victor Reichenstein, who were appointed on March 17, 2000. The Audit Committee held no meetings during 1999.

    The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company and reviews general policy relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the issuance of stock options. The directors currently serving on the Compensation Committee are Leopold Abraham II, Charles W. Quatt and James Bowman, who were appointed on December 6, 1999. The Compensation Committee held no meetings during 1999.

    During 1999, the Board of Directors of the Company held one meeting. Each incumbent director attended that meeting.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid or accrued for services rendered in 1999 by the Chief Executive Officer and the other two executive officers of the Company (the "Named Executive Officers"). Prior to April 1999, the Company did not have any operations and Sally A. Fonner served as the sole executive officer and sole director until her resignation as an officer and a director on April 5, 1999 and November 6, 1999, respectively. Ms. Fonner received no compensation other than the following which was paid to Capston Network Company ("Capston") in connection with a plan of reorganization approved by the Company's stockholders (i) 181,389 shares of the Company's Common Stock and (ii) $150,000 in cash (Capston actually received $250,000 in cash but $100,000 was paid out to other individuals in connection with the transaction--see Related Transactions).
Ms. Fonner is an affiliate of Capston.

                                                                                                  LONG TERM
                                                               ANNUAL COMPENSATION              COMPENSATION
                                                    -----------------------------------------   -------------
               NAME AND                                                        OTHER ANNUAL     SHARES UNDER
          PRINCIPAL POSITION               YEAR     SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTION AWARDS
---------------------------------------  --------   ----------   ---------   ----------------   -------------
John R. Varsames.......................    1999       114,944         --              --             n/a
President and Chief                        1998       127,076         --              --
Executive Officer(1)                       1997        72,950         --              --
Michael T. Grennan.....................    1999        93,877         --              --             n/a
Secretary, Treasurer and
Chief Financial
Officer(2)
Daniel J. Peterson Vice................    1999        32,791         --              --             n/a
President of Business
Development(3)

------------------------

(1) John R. Varsames was appointed President and Chief Executive Officer of the Company on April 5, 1999. The salary reflected for 1999 is the actual amount paid to Mr. Varsames for his service from the time he was appointed through December 31, 1999. The Compensation reflected for years 1998 and 1997 was the compensation received by Mr. Varsames in his capacity as the President and Chief Executive Officer of Navis Technologies, Inc.

(2) Michael T. Grennan was appointed Secretary, Treasurer and Chief Financial Officer on April 5, 1999. The salary reflected for 1999 is the actual amount paid to Mr. Grennan for his service from the time he was appointed through December 31, 1999.

(3) Daniel J. Peterson was appointed Vice President of Business Development on September 1, 1999. The salary reflected for 1999 is the actual amount paid to Mr. Peterson for his service from the time he was appointed through December 31, 1999.

    None of the named executive officers held or were issued options to acquire shares of the Company's Common Stock during the year ending December 31, 1999.

                             DIRECTOR COMPENSATION

    Each director of the Company who is not an employee of the Company is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. In addition, provided the 1999 Non-Employee Directors' Stock Option Plan (the "1999 Director Plan") is approved by the stockholders, non-employee directors are entitled to certain option grants. Under the 1999 Director Plan each non-employee director receives (i) upon first being elected to the board an option for 20,000 shares which vests over one year and (ii) annually, at the time of the annual meeting, an option for 5,000 shares which vests over one year. Pursuant to the 1999 Director Plan, options vest upon any change-in-control of the Company.

                              SECTION 16 REPORTING

    For the year ended December 31, 1999, the following persons who were directors, officers, or beneficial owners of more than 10% of the Common Stock during such year, failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during such year or any prior fiscal year. Sally Fonner, who is no longer a Director of the Company, did not timely file a Form 3 when she was elected a Director on March 23, 1999, but filed a Form 3 on May 7, 1999 reporting her status as a Director as well as the securities that she beneficially owned as of the filing date. Daniel J. Peterson was appointed as an executive officer on December 6, 1999, but has yet to file the required Form 3. Charles W. Quatt became a

Director on March 17, 2000, but has yet to file the required Form 3. The following Directors each failed to file the required Form 4 in connection with stock option grants made pursuant to the 1999 Non-Employee Directors' Stock Option Plan on December 6, 1999: Leopold Abraham II, Stanley M. Blau, James Bowman, Charles W. Quatt and Victor Reichenstein. The Company has notified each officer and director of any failure to file and the Company anticipates that each such officer and director will file all required forms during the second quarter of 2000.

                              RELATED TRANSACTIONS

    On April 5, 1999, the Company acquired Navis in a transaction whereby the stockholders of Navis exchanged all of their Navis stock for 8,000,000 shares of newly issued Common Stock (or approximately 80% of the Company's then outstanding Common Stock), and Navis became a wholly-owned subsidiary of the Company. Pursuant to the Navis transaction, Mr. Varsames became the beneficial owner of approximately 71% of the Company's then outstanding Common Stock, was appointed President and Chief Executive Officer of the Company, and acquired the contractual right to designate individuals for appointment to the Board.
Mr. Varsames shares beneficial ownership of 7,080,000 shares of Common Stock with his wife, Heidi A. Varsames. Prior to the Navis Transaction, Mr. Varsames was not a director, officer or stockholder of, or otherwise related to, the Company.

    On April 6, 1999, the Company entered into the Friedlander Transaction, pursuant to which Friedlander purchased Preferred Stock and Warrants convertible into and exercisable for, respectively, approximately 41% of the then outstanding Common Stock and was granted the contractual right to designate two individuals for appointment to the Board. Prior to the Friedlander Transaction, neither Friedlander nor Mr. Friedlander was a director, officer or stockholder of, or otherwise related to, the Company. Mr. Friedlander designated Mr. Blau and Mr. Abraham as Directors, each of whom was appointed in November 1999.

    In connection with the Navis Transaction and Friedlander Transaction, the Company agreed to issue 1,460,000 shares of Common Stock to certain consultants and advisors, including 540,000 shares of Common Stock that were issued to persons designated by Capston, 270,000 shares of Common Stock that were issued to legal counsel for the parties and 650,000 shares of Common Stock that were issued to certain financial consultants as finders' fees. Ms. Fonner was so designated by Capston to receive 180,600 of such 540,000 shares of Common Stock. George W. Schiele received 600,000 of the 650,000 shares of Common Stock issued as finders' fees. Mr. Schiele transferred 250,000 of the 600,000 shares to Mr. Friedlander. Mr. Friedlander was recruited by Mr. Schiele to perform services for the Company and thereby became entitled to 250,000 shares based on a Statement on Schedule 13G filed on July 1, 1999 by Mr. Schiele. In addition to the above mentioned stock compensation, upon the closing of the Navis Transaction, Navis paid $250,000 (the "Cash Compensation") in cash to Capston, $100,000 of which Capston, in turn, paid to Mr. Schiele and another individual ($50,000 each) who acted as finders in connection with the Navis Transaction, and the remaining $150,000 was retained by Capston. An oral agreement (the "Cash Condition Agreement") between Capston and Navis provided that Capston's $150,000 portion of the Cash Compensation is subject to repayment in the event that the Common Stock fails to trade at or above $5.00 per share on a national securities exchange or in the National Association of Securities Dealers' SmallCap Market for at least 45 consecutive trading days within the six months immediately following the closing of the Navis Transaction. The Cash Condition Agreement was later modified to provide that the relevant time period for such trading would be the four months immediately following the filing of the Report on Form 10-KSB for the fiscal year ending March 31, 1999, rather than the six months immediately following the Navis Transaction.

    Between April 7, 1998 and March 23, 1999, Navis issued 15 separate 12% Promissory Notes (the "Varsames Notes") to Mr. Varsames in an aggregate principal amount of approximately $223,647. The Varsames Notes are payable on demand, and on March 29, 1999, April 9, 1999 and June 9, 1999, Navis repaid an aggregate of approximately $250,147 principal amount of Varsames Notes and approximately $17,081 accrued interest thereon. Navis is a wholly-owned subsidiary of the Company.

    Ms. Fonner and Capston agreed to reimburse the Company $150,000 (the "Reimbursement") for legal fees incurred by the Company. The Reimbursement has yet to be received by the Company.

    The Company leases approximately 14,500 square feet of office and light manufacturing space in Williston, Vermont from Airmouse House Ltd. Partnership. This lease expires in 2004 and calls for rent of approximately $8,333 per month in 1999, with amounts generally increasing annually thereafter to reflect cost of living related increases. Mr. Varsames is a general partner of Airmouse House Ltd. Partnership. The terms of the lease were determined by arms-length negotiation between the parties.

    The Company has retained Forbes Consulting Group, Inc. ("Forbes") to perform certain consumer market research and consulting services. The Company estimates the projected total cost of such services to be approximately $90,000 to $100,000. It has made payments aggregating approximately $118,447 to Forbes through the first quarter of 2000. Mr. Bowman is a senior partner of Forbes.

                              CHANGE IN ACCOUNTANT

    On September 22, 1999, the Company engaged Deloitte & Touche LLP, New York, New York, as independent auditors, to audit the Company's financial statements for the year ended December 31, 1999 and, consequently, ended the engagement of Want & Ender, CPA, P.C., New York, New York. Such actions were approved by the Board of Directors as of November 11, 1999. Want & Ender neither resigned nor declined to stand for re-election. None of Want & Ender's reports on the financial statements of the Company for either of the two years ended
December 31, 1998 and December 31, 1997 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. The Company had no disagreements with Want & Ender on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which could have caused them to make reference to the subject matter of such disagreement in connection with their report.

    Accountants from Deloitte & Touche LLP anticipate being present at the Annual Meeting of Stockholders to be held on June 22, 2000. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                          AMENDMENT TO CERTIFICATE OF
           INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                               (ITEM 2 OF NOTICE)

    Article Four of the Certificate of Incorporation of the Company currently authorizes the issuance of 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

    As of May 9, 2000, there were [11,047,145] shares of Common Stock outstanding. Therefore, [13,952,855] authorized shares of Common Stock remained available for issuance without further action by the stockholders of the
Company, of which       are reserved for issuance under the Company's various
stock option plans, outstanding warrants and outstanding convertible debentures. As of May 9, 2000, there were 5,000,000 shares of Preferred Stock outstanding. Therefore, no shares of Preferred Stock remain available for issuance without further action by the stockholders of the Company.

    On May   , 2000, the Board of Directors of the Company proposed and declared advisable an amendment to the Certificate of Incorporation increasing the authorized shares of Common Stock from 25,000,000 to 50,000,000 and the authorized shares of Preferred Stock from 5,000,000 to 25,000,000. The proposed amendment would have no effect upon the terms of the Common Stock. The Preferred Stock would be subject to and have such preferences, limitations and relative rights, including without limitation, dividend rates, conversion prices, voting rights, redemption prices and similar matters, as the Company's Board of Directors shall determine from time to time.

    The Board of Directors believes that the proposed increase in authorized shares of Common Stock and Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as financings, acquisitions or stock splits. Having such authorized shares available for issuance in the future would allow shares of Common Stock and/or Preferred Stock to be issued for such purposes without the expense and delay of further stockholder action. There is no current plan or proposal to issue any of the additional shares proposed to be authorized.

    The increased number of authorized shares could also be used to make more difficult a change of control of the Company which the Board of Directors determines not to be in the best interests of its stockholders. For instance, such shares could be issued in public or private financing transactions to persons who might side with the Board of Directors in opposing a takeover bid. The Board of Directors is not currently aware of any efforts by any person to gain control of the Company.

    The Board of Directors recommends a vote FOR the proposal to amend the Certificate of Incorporation. If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the proposed amendment unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the proposed amendment if sufficient votes in favor of the proposed amendment have not been received. The affirmative vote of a majority of the outstanding shares of Common Stock is required for approval of the amendment.

           APPROVAL OF 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                               (ITEM 3 OF NOTICE)

GENERAL

    On December 6, 2000, the Board of Directors of the Company adopted the 1999 Non-Employee Directors' Stock Option Plan (the "1999 Director Plan"). The 1999 Director Plan provides for the grant of nonstatutory stock options to the Company's Non-Employee Directors. As of May 9, 2000 the Company had 5 non-employee directors that could participate in the 1999 Director Plan. On
May 9, 2000, the average of the closing bid and ask price of the Company's
Common Stock was       .

    The Board of Directors believes that approval of the 1999 Director Plan is in the best interests of the Company because it will provide the Company with sufficient equity-based incentives to attract and retain qualified directors and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Board of Directors recommends a vote FOR the proposal to approve the 1999 Director Plan. If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the 1999 Director Plan unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the 1999 Director Plan if sufficient votes in favor of approving the Plan have not been received. The affirmative vote of a majority of the shares of Common Stock voting on the matter is required for approval of the 1999 Director Plan.

    Approval by stockholders of the adoption of the 1999 Director Plan is sought in order to meet the stockholder approval requirements of (i) Rule 16b-3 under the 1934 Act, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act and (ii) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section.

    There follows a brief but not comprehensive summary of the 1999 Director Plan. The 1999 Director Plan was filed as an exhibit to the Company's Annual Report on Form 10-KSB filed with the Commission on April 28, 2000 and a copy of the 1999 Plan will be provided to any requesting stockholder, free of charge.

ADMINISTRATION

    The 1999 Director Plan provides that it is to be administered by the Board.

SHARES SUBJECT TO THE 1999 DIRECTOR PLAN

    The aggregate number of shares of the Company's Common Stock which may be issued under the 1999 Director Plan is 200,000 shares. If any options expire or are terminated without having been exercised in full, the applicable shares will again be available for issuance under the 1999 Director Plan. Options to acquire
100,000 shares with an exercise price equal to       were granted to each of the
incumbent non-employee directors on December 6, 1999.

STOCK OPTION TERMS.

    Pursuant to the terms of the 1999 Director Plan, non-employee directors shall automatically be granted an initial option upon becoming a director to receive 20,000 shares (the "Initial Option"). The exercise price per share for each Initial Option shall be equal to 25% of the fair market value on the grant date as determined in accordance with the terms of the 1999 Director Plan. Each Initial Option shall vest over the course of one year at a rate equal to 50% for each semi-annual period.

    In addition to the Initial Option, each non-employee director shall automatically be granted an option on the date of each Annual Meeting of the Company's stockholders to acquire 5,000 shares (the "Subsequent Options"). The exercise price per share for each Subsequent Option shall be equal to 100% of the fair market value on the grant date as determined in accordance with the terms of the 1999 Director Plan. The Subsequent Options shall vest a rate equal to 100% on the anniversary of the grant date.

    No option will be exercisable after the expiration of ten years from the date it was granted.

    Options granted under the 1999 Directors Plan may not be transferred except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The optionee may designate a third party who, in the event of the death of the optionee, will be entitled to exercise the vested options, but only within the period ending on the earlier of (i) twelve months following the date of death or (ii) the expiration of the term of the option as set forth in the specific option agreement. In the event an optionee's status as director terminates as a result of disability, the optionee's vested options must be exercised within the same time frame.

    In the event an optionee is terminated as a director (other than by death or disability), the optionee may exercise his or her vested options only within the period of time ending on the earlier of (i) 60 days after termination or
(ii) expiration of the option's term. If the Board determines that the optionee has committed embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts a agent to terminate such agency relationship than neither the Optionee nor his estate shall be entitled to exercise any Option whatsoever.

    All options granted under the 1999 Director Plan shall vest in its entirety and be exercisable in full immediately prior to certain significant corporate transactions such as a dissolution, liquidation, sale of substantially all of the assets or a merger into another corporation.

AMENDMENT AND TERMINATION

    The 1999 Director Plan authorizes the Board of Directors to discontinue, suspend or amend the 1999 Director Plan, except that no amendment will be effective without stockholders' approval to the extent required by Rule 16b-3 under the Exchange Act (or any other applicable law or regulation. The 1999 Director Plan will terminate on December 6, 2009.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 1999 DIRECTOR PLAN

    Set forth below is a general summary of the federal income tax consequences related to options awarded under the 1999 Director Plan. It is not intended to be exhaustive, and in particular does not address state, municipal or foreign tax laws or the individual circumstances of participants. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

    CONSEQUENCES TO THE OPTION HOLDER. All options granted pursuant to the 1999 Director Plan shall be nonqualified or nonstatutory stock options. There are no federal income tax consequences to the option holder solely by reason of the grant of stock options under the 1999 Director Plan. Upon the exercise the optionee will generally recognize ordinary income in an amount equal to the excess of fair market value of the shares at the time of exercise over the amount paid as the exercise price. The optionee's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionee upon exercise.

    If the optionee disposes of shares acquired upon exercise of a stock option in a taxable transaction, the option holder will recognize capital gain or loss in an amount equal to the difference between his/her basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be long-term capital gain or loss if the shares were held for more than one year from the date such shares were transferred to the option holder.

    CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant of nonstatutory stock options. At the time the option holder recognizes ordinary income from the exercise of a nonstatutory stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of a nonstatutory stock.

                     APPROVAL OF 2000 INCENTIVE STOCK PLAN

                               (ITEM 4 OF NOTICE)

GENERAL

    On March 17, 2000, the Board of Directors of the Company adopted the 2000 Incentive Stock Plan (the "2000 Plan"). The 2000 Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, stock bonuses, rights to purchase restricted stock and other awards based on the Company's Common Stock (collectively, "Stock Awards") to employees and consultants. As of May 9, 2000 the Company had approximately 50 employees and 3 consultants that could participate in the 2000 Plan. On May 9, 2000, the average of the closing bid and ask price of the Company's Common Stock
was       . The Company's 1997 Incentive Stock Plan will be superseded by the
2000 Plan and no further grants under the 1997 Plan will be made after adoption of the 2000 Plan. Options granted previously under the 1997 Plan will continue to be governed by the terms of the 1997 Plan.

    The Board of Directors believes that approval of the 2000 Plan is in the best interests of the Company because it will provide the Company with sufficient equity-based incentives to attract and retain qualified employees and consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Board of Directors recommends a vote FOR the proposal to approve the 2000 Plan. If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the 2000 Plan unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the 2000 Plan if sufficient votes in favor of approving the Plan have not been received. The affirmative vote of a majority of the shares of Common Stock voting on the matter is required for approval of the 2000 Plan.

    Approval by stockholders of the adoption of the 2000 Plan is sought in order to meet the stockholder approval requirements of (i) Section 422 of the Code, which requires stockholder approval of an incentive stock option plan,
(ii) Rule 16b-3 under the 1934 Act, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, executive officers and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act and (iii) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section.

    There follows a brief but not comprehensive summary of the 2000 Plan. The 2000 Plan was filed as an exhibit to the Company's Annual Report on Form 10-KSB filed with the Commission on April 28, 2000 and a copy of the 2000 Plan will be provided to any requesting stockholder, free of charge.

ADMINISTRATION

    The 2000 Plan provides that it is to be administered by a committee (the "Committee") composed of not fewer than two members, all of which will be "disinterested persons" within the meaning of the securities laws. Subject to the provisions of the 2000 Plan, the Committee has the authority to determine
(i) which persons eligible under the 2000 Plan will be granted Stock Awards;
(ii) when and how the Stock Awards will be granted; (iii) whether the Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right, another stock-based award or a combination of the foregoing; (iv) the number of shares involved; (v) the exercise or purchase price; (vi) the type and duration of transfer or other restrictions; and (vii) any other terms of a Stock Award.

SHARES SUBJECT TO THE 2000 PLAN

    The aggregate number of shares of the Company's Common Stock which may be issued under the 2000 Plan is initially 1,000,000 shares. This pool of reserved stock is subject to semi-annual upward adjustment such that the total number of shares issuable under the Plan after each adjustment is equal to or greater than 10% of the Company's issued and outstanding Common Stock.

    If any Stock Options expire or are terminated without having been exercised in full, the applicable shares will again be available for issuance under the 2000 Plan. No Stock Awards have been granted to date.

STOCK OPTIONS

    The exercise price per share of each incentive stock option granted under the 2000 Plan will be not less than the fair market value of the Company's Common Stock on the date of the grant of the option as determined pursuant to the 2000 Plan (the "Fair Market Value"). The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any employee may have incentive stock options vest in any calendar year may not exceed $100,000. The exercise price per share of each nonstatutory stock option granted will be determined by the Committee.

    Options granted under the 2000 Plan will vest (become exercisable) either initially or in periodic installments as determined by the Committee. No option will be exercisable after the expiration of ten years from the date it was granted.

    During the optionee's lifetime, an incentive stock option will be exercisable only by the optionee and will not be transferable except by will or by the laws of descent and distribution. A nonstatutory stock option may be transferred by will or by the laws of descent and distribution or by gift or a domestic relations order to certain family members. The optionee may designate a third party who, in the event of the death of the optionee, will be entitled to exercise the vested options, but only within the period ending on the earlier of
(i) twelve months following the date of death or (ii) the expiration of the term of the option as set forth in the specific option agreement. In the event an optionee's status as an employee or consultant terminates as a result of disability, the optionee's vested options must be exercised within the same time frame.

    In the event an optionee is terminated as an employee or consultant (other than by death, disability or retirement), the optionee may exercise his or her vested options only within the period of time ending on the earlier of
(i) 30 days after termination or (ii) expiration of the option's term. If the optionee is terminated for "cause," all options will terminate immediately. As used in the 2000 Plan, "cause" means (i) the conviction of the optionee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the optionee of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the optionee; (iv) the willful, continued and unreasonable failure by the optionee to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the optionee in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the optionee, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or
(vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's policies and procedures manual or other analogous employee handbook, if any, then in effect.

STOCK BONUSES AND RESTRICTED STOCK

    Grants of stock bonuses and restricted stock involve the issuance of shares to the recipient subject to transfer restrictions, employment restrictions, vesting restrictions. As the conditions are satisfied, the repurchase restrictions lapse and the recipient is then free to hold or sell the shares free of contractual restrictions and the risk of forfeiture. Grants of unrestricted stock involve the issuance of shares free of any transfer restrictions or the risk of forfeiture. The Committee will have discretion to determine the number of shares to be granted, whether or not they will be restricted (and, if so, the terms of the restrictions) and the amount and form of consideration to be paid for the shares granted.

STOCK APPRECIATION RIGHTS

    The grant of stock appreciation rights entitles the holder to a cash distribution based on the increase in Fair Market Value per share of a designated amount of the Company's Common Stock. The Committee will have the authority to issue three types of stock appreciation rights under the 2000 Plan.

AMENDMENT AND TERMINATION

    The 2000 Plan authorizes the Board of Directors to discontinue, suspend or amend the 2000 Plan, except that no amendment will be effective without stockholders' approval if the amendment (i) increases the number of shares of Common Stock that may be issued under the Plan, (ii) materially increases the benefits accruing to individuals holding incentive awards or (iii) materially modifies the requirements as to eligibility for participation in the plan. The 2000 Plan will terminate on March 17, 2010.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2000 PLAN

    Set forth below is a general summary of the federal income tax consequences related to options awarded under the 2000 Plan. It is not intended to be exhaustive, and in particular does not address state, municipal or foreign tax laws or the individual circumstances of participants. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

    CONSEQUENCES TO THE OPTION HOLDER. There are no federal income tax consequences to the option holder solely by reason of the grant of incentive stock options or nonstatutory stock options under the 2000 Plan. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the option holder generally must exercise the option no later than three months following termination of his employment. However, the exercise of an incentive stock option may give rise to an alternative minimum tax liability (see discussion below).

    Upon the exercise of a nonstatutory stock option, the option holder will generally recognize ordinary income in an amount equal to the excess of fair market value of the shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an option holder of a nonstatutory stock option will be subject to both income and employment tax withholding. The option holder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonstatutory stock option, the amount of ordinary income recognized by the option holder upon exercise. If any option holder disposes of shares acquired upon the exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the option holder pursuant to the exercise of the incentive stock option (a "qualifying disposition"), the option holder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the option holder's adjusted basis in such shares (generally the exercise price).

    If the option holder disposes of shares acquired upon the exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the option holder pursuant to the exercise of the incentive stock option (a "disqualifying disposition"), then at the time of disposition the option holder will generally recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the option holder or
(ii) the option holder's actual gain (i.e. the excess, if any, of the amount realized on the disposition over the exercise price paid by the option holder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the option holder will recognize a capital gain in the amount of such excess. If the option holder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid the option holder), then the loss will be a capital loss.

    If any option holder disposes of shares acquired upon exercise of a nonstatutory stock option in a taxable transaction, the option holder will recognize capital gain or loss in an amount equal to the difference between his/her basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares acquired upon exercise of incentive stock options as discussed above) will be long-term capital gain or loss if the shares were held for more than one year from the date such shares were transferred to the option holder.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the option holder's regular income tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

    The exercise of incentive stock options (but not nonstatutory stock options) will generally result in an upward adjustment to the option holder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the option holder's AMTI in the year of disposition of the stock. The AMT paid with respect to the exercise of an incentive stock option is allowed as a credit against the regular tax liability of the option holder in a subsequent year when he disposes of the stock; therefore, imposition of the AMT at the time of exercise of an incentive stock option may not increase the aggregate amount of income tax paid by the option holder, but instead may only affect the timing of such payments.

    CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonstatutory stock options or the exercise of incentive stock options (other than disqualifying dispositions). At the time the option holder recognizes ordinary income from the exercise of a nonstatutory stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock options, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs, provided that the Company satisfies a tax reporting obligation described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of a nonstatutory stock option or the disqualifying disposition of stock acquired upon exercise of incentive stock options. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the option holder upon the exercise of nonstatutory stock options.

    TAX TREATMENT OF RESTRICTED STOCK. An employee who receives a restricted stock award under the 2000 Plan generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee for the restricted stock. Alternatively, an employee receiving stock may elect, in accordance with
Section 83(b) of the Code, to treat as ordinary income the excess of the fair market value of the shares of restricted stock at the time of grant over the amount if any, paid by the employee, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee and the Company will be entitled to a deduction at the same time and in the same amount.

    TAX TREATMENT OF UNRESTRICTED STOCK. Upon receiving an award of unrestricted stock under the 2000 Plan, the employee will realize ordinary income to the extent of the fair market value (determined at the time of transfer to the employee) of such shares, over the amount, if any paid by the employee for the shares. Such taxable amounts will be deductible as compensation by the Company.

    TAX TREATMENT OF CASH DISTRIBUTIONS PURSUANT TO STOCK APPRECIATION
RIGHTS. Employees receiving a cash distribution pursuant to stock appreciation rights issued under the 2000 Plan will realize ordinary income in the amount of such cash distribution. Such taxable amounts will be deductible as compensation by the Company.

    LIMITATION ON DEDUCTION UNDER SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The deduction limitation of Section 162(m) does not apply, however, to certain performance-based compensation arrangements, including plans providing for stock options having an exercise price of not less than 100% of fair market value (determined at the time the options are granted), which establish specific performance goals and/or limits on awards, which are administered by a committee composed exclusively of "outside" directors, and are disclosed to and approved by the stockholders of the public company.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

                               (ITEM 5 OF NOTICE)

    On the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP independent certified public accountants, as auditors of the Company for the year ending December 31, 2000. This firm audited the accounts and records of the Company for the year ending December 31, 1999.

    The selection of independent auditors is not required to be submitted to a vote of the stockholders. The Board believes, however, it is appropriate as a matter of policy to request that the stockholders ratify the appointment. If the stockholders do not ratify the appointment, the Board will reconsider its selection.

                     STOCKHOLDER PROPOSALS FOR 2001 MEETING

    Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received on or before January 15, 2001 for inclusion in the proxy materials relating to that meeting. Any such proposals should be sent to the Company at its principal offices and addressed to the Chief Financial Officer. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

                                 OTHER MATTERS

    The Company has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting other than as set forth above. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

    The Company will bear the cost of the solicitation of proxies, including charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of Common Stock.

    The Information required by Item 13(a) of Rule 14a-101 promulgated under the 1934 Exchange Act, as amended, is incorporated by reference to the Company's 1999 Annual Report on Form 10-KSB which was filed with the Commission on April 28, 2000 and which will be provided to the Stockholders of the Company along with this proxy statement.

                                        By order of the Board of Directors

                                        John R. Varsames
                                        President and Chief Executive Officer

May   , 2000

    The Board of Directors hopes that stockholders will attend the meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                                                      APPENDIX I

                                 ENOTE.COM INC.

                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    SECTION 1. PURPOSES OF THE PLAN. The purposes of this 1999 Non-Employee Directors' Stock Option Plan are to attract and retain the best available individuals for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be non-statutory stock options.

    SECTION 2. DEFINITIONS. As used herein, the following definitions shall apply:

    (a)  "Board" means the Board of Directors of the Company.

    (b) "Change of Control" means a sale of all or substantially all of the Company's assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

    (c)  "Code" means the Internal Revenue Code of 1986, as amended.

    (d)  "Common Stock" means the Common Stock of the Company.

    (e)  "Company" means eNote.com Inc., a Delaware corporation.

    (f) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

    (g) "Corporate Transaction" means a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

    (h)  "Director" means a member of the Board.

    (i) "Employee" means any person, including any officer or Director employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

    (j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (k) "Option" means a stock option granted pursuant to the Plan. All options shall be non-statutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

    (l)  "Optioned Stock" means the Common Stock subject to an Option.

    (m)  "Optionee" means an Outside Director who receives an Option.

    (n)  "Outside Director" means a Director who is not an Employee.

    (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

    (p)  "Plan" means this 1999 Non-Employee Directors' Stock Option Plan.

    (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

    (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    SECTION 3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares maybe authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

    SECTION 4.  ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

    (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

    (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

        (ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director after the effective date of this Plan, whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. Each Outside Director serving on the Board on the effective date of this Plan shall be granted the First Option.

        (iii) Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (the "Subsequent Option") on the date of each Annual Meeting of the Company's stockholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

        (iv)  Notwithstanding the provisions of subsections (ii) and
    (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        (v)  Notwithstanding the provisions of subsections (ii) and
    (iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

    (c) EXERCISE AND VESTING. The terms of each Option granted hereunder shall be as follows:

        (i) each Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 below;

        (ii) with respect to the First Options the exercise price per Share shall be 25% of the fair market value per Share on the date of grant of each Option, determined in accordance with Section 8 hereof;

        (iii) with respect to the Subsequent Option the exercise price per Share shall be equal to 100% of the fair market value per Share on the date of grant of each such option, determined in accordance with Section 8 hereof; and

        (iv) each First Option shall vest at the rate of 50% of the total shares per semi-annual period commencing on June 6, 2000.

        (v) each Subsequent Option shall vest at the rate of 100% of the total shares on the anniversary of the grant date.

    (d) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

    (e) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

    (f) SUSPENSION OR TERMINATION OF OPTION. If the Chief Executive Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

    SECTION 5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    SECTION 6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the date that the Plan is approved by the Board of Directors subject to the approval of the Plan by the Company's stockholders as provided for in Section 17 hereof. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    SECTION 7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

    SECTION 8.  CONSIDERATION.

    (a) FAIR MARKET VALUE. The fair market value of a share of Common Stock on any date shall be (i) the straight average of the closing sales price over the five (5) preceeding business days, of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock over the five (5) preceeding business days as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System over the five
(5) preceding business days. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion.

    (b) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

    SECTION 9.  EXERCISE OF OPTION.

    (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided, however, that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

    (b) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within sixty (60) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term as set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

    (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of Termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

    (d) DEATH OF OPTIONEE. In the event of the death of an Optionee: (i) during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option or (ii) within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

    SECTION 10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

    SECTION 11.  ADJUSTMENTS UPON CAPITALIZATION CHANGES; CORPORATE
TRANSACTIONS.

    (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii) and
(iii) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    (b) CORPORATE TRANSACTIONS. In the event of a Corporate Transaction, each option granted pursuant to this Plan shall immediately vest in its entirety and be exercisable in full immediately prior to such Corporate Transaction. In the event of a Corporate Transaction including a Change of Control, and except as otherwise provided in a Stock Option Agreement issued under the Plan, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding Options or to substitute equivalent options, in which case the Options shall terminate upon the consummation of the transaction. For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such

Corporate Transaction or Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11 and after giving effect to the acceleration of vesting provided for in the first sentence of this Section 11(b)); provided, however, that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in such transaction.

    (c) CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Board of Directors may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

    SECTION 12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    SECTION 13.  AMENDMENT AND TERMINATION OF THE PLAN.

    (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

    (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    SECTION 14. CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "Applicable Laws"). Such compliance shall be determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

    SECTION 15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    SECTION 16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    SECTION 17. STOCKHOLDER APPROVAL. The Plan was adopted by the Board of Directors effective December 6, 1999 and is subject to approval by the stockholders of the Company in accordance with applicable law, and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the Plan is not approved by the Company's stockholders, then the Plan and all Options then outstanding hereunder shall automatically terminate and be of no force and effect.

                                 ENOTE.COM, INC.
                            2000 INCENTIVE STOCK PLAN

1.       PURPOSE OF THE PLAN

         This 2000 Incentive Stock Plan is intended to promote the interests of eNote.com, Inc., a Delaware corporation (the "Company"), by providing the Employees of and Consultants to the Company and its Subsidiaries, who will be largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2.       DEFINITIONS

      As used in the Plan, the following definitions apply to the terms indicated below.

      (a) "Board of Directors" shall mean the Board of Directors of eNote.com, Inc., a Delaware corporation.

      (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's policies and procedures manual or other analogous employee handbook, if any, then in effect.

      (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

      (d) "Change in Control" shall mean:

          (1) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

          (2) the occurrence of any of the following events:

              (A) any Person becomes, after the effective date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a "Change in Control" of the Company for purposes of this Section 2(d).

              (B) a majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors, or

              (3) the Board of Directors determines in its sole and absolute discretion that there has been a change in control of the Company.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

         (g) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

         (h) "Company" shall mean eNote.com, Inc., a Delaware corporation, and each of its Subsidiaries, and its successors.

         (i) "Consultant" shall mean any natural person, including an advisor, who renders bona fide services to the Company or any Subsidiary, and is compensated for such services, provided, however, that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the company's securities.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (k) "Employee" shall mean any person, including officers and directors, employed by the Company or any Subsidiary of the Company.

         (l) the "Fair Market Value" of a share of Common Stock on any date shall be (i) the straight average of the closing sales price over the five (5) preceding business days, of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock over the five (5) preceding business days as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or (iii) if not quoted on Nasdaq, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System over the five (5) preceding business days. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

         (m) "Family Member" shall include (i) a participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew or former spouse and shall include adoptive relationships, or (ii) any person sharing the participant's household other that a tenant or employee.

         (n) "Family Entity" shall mean any (i) entity in which more than 50% of the voting interests are held by the participant and/or Family Members or (ii) any trust in which the participant and/or Family Members have more than 50% of the beneficial interest.

         (o) "Incentive Award" shall mean an Option, a share of Restricted Stock, a Stock Appreciation Right, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

         (p) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

         (q) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

         (r) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (s) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

         (t) "Participant" shall mean an Employee or Consultant to the Company to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

         (u) "Person" shall mean a "person," such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

         (v) a "Stock Appreciation Right" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

         (w) "2000 Plan" shall mean the eNote.com, Inc. 2000 Incentive Stock Plan, as it may be amended from time to time.

         (x) "Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

         (y) "Reserved Shares" shall be that number of shares of Common Stock reserved for issuance over the term of plan as calculated in accordance with
Section 3 hereof.

         (z) a share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(b) hereof for so long as such restrictions continue to apply to such share.

         (aa) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (bb) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

         (cc) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

         (dd) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or a Incentive Award may vest.

3.      STOCK SUBJECT TO THE PLAN

         Under the Plan, the Committee may grant to Participants (i) Options,
(ii) shares of Restricted Stock, (iii) Stock Appreciation Rights, (iv) Stock Bonuses and (v) Cash Bonuses.

         The Committee may grant Options, shares of Restricted Stock and Stock Appreciation Rights under the Plan with respect to the number of Reserved Shares. The number of Reserved Shares initially reserved for issuance over the term of the Plan shall be limited to 1,000,000 shares. This number shall be subject to an automatic semi-annual adjustment, calculated on the last trading day of December and June of each year during the term of this 2000 Plan, which shall increase the number of Reserved Shares by that amount necessary to equate the total Reserved Shares under the Plan immediately following each adjustment to 10% of the Company's issued and outstanding Common Stock, provided, however, that such adjustment shall never decrease the number of Reserved Shares and shall be inapplicable to the extent the total number of Reserved Shares is equal to or greater than 10% of the Company's issued and outstanding Common Stock on the date of any such adjustment. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to such Options, shares of Restricted Stock, Stock Appreciation Rights Stock or Stock Bonuses which may be granted pursuant to the Plan.

         If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Stock Incentive Right, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

         Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.


4.       ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the Employees of and Consultants to the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

         The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan, as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

         The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any Stock Appreciation Right granted under the Plan.

       In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

       Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee in its absolute discretion.

       No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.      ELIGIBILITY

       The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such Employees of the Company and certain Consultants to the Company, as the Committee, in its absolute discretion, shall select from time to time.

 6.      OPTIONS

       The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

        (a)       Identification of Options

         All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.


        (b)       Exercise Price

       The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

         (c)      Term and Exercise of Options

                   (1) Each Option shall be exercisable on such date or dates during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                  (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

                  (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashiers check or wire transfer or
(ii) subject to the approval of the Committee, in shares of Common Stock owned by the

Participant and valued at their Fair Market Value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashiers check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                  (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                  (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

                  (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him or, in the case of a non-qualified stock option, a Family Member or Family Entity of such participant. No Option shall be assignable or transferable by a participant except by (i) will or by the laws of descent and distribution or in the case of a non-qualified stock option (ii) pursuant to a gift or a domestic relations order to a Family Member or Family Entity.

         (d)      Limitations on Grant of Incentive Stock Options

                  (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                  (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (e)    Effect of Termination of Employment or Service

                  (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (2) If the employment of a Participant with the Company shall terminate as a result of the permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Participant, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                  (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

         (f)      Acceleration of Exercise Date Upon Change in Control

         Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.




  7.     RESTRICTED STOCK

         The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

         (a)      Issue Date and Vesting Date

         At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

          (b)     Conditions to Vesting

         At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

         (c)      Restrictions on Transfer Prior to Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

           (d)    Issuance of Certificates

                  (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares: provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

           The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the eNote.com, Inc. - 2000 Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and eNote.com, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of eNote.com, Inc. 185 Allen Brook Lane, Williston, Vermont 05495.

Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                  (2) Each certificate issued pursuant to Paragraph 7 (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

        (e)       Consequences Upon Vesting

        Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof, provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

        (f)       Effect of Termination of Employment

                  (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

                  (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

        (g)       Effect of Change in Control

        Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occur-red) shall immediately vest.


8.      STOCK APPRECIATION RIGHTS

         The Committee may grant Stock Appreciation Rights pursuant to the Plan. Each grant of Stock Appreciation Rights shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of Stock Appreciation Rights shall comply with and be subject to the following terms and conditions:

        (a)    Vesting Date

        At the time of the grant of Stock Appreciation Rights, the Committee shall establish a Vesting Date or Vesting Dates with respect to such rights. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Stock Appreciation Right imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to Stock Appreciation Rights, such right shall vest.

        (b)    Benefit Upon Vesting

        Upon the vesting of a Stock Appreciation Right, a Participant shall be entitled to receive in cash, within 90 days of the date on which such right vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such Stock Appreciation Right vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the

Company during the period commencing on the date on which the Stock Appreciation Right was granted and terminating on the date on which such right vests.

        (c)    Conditions to Vesting

         At the time of the grant of Stock Appreciation Rights, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such rights as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Stock Appreciation Rights, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such rights.

        (d)   Effect of Termination of Employment

              (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of Stock Appreciation Rights granted to such Participant a portion of such rights, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such Stock Appreciation Right and may be based on the achievement of any conditions imposed by the Committee with respect to such rights pursuant to Section 8(c). Such portion may equal zero.

              (2) In the event of the termination of a Participant's employment for Cause, all Stock Appreciation Rights granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

       (e)      Effect of Change in Control

         Upon the occurrence of a Change in Control, all Stock Appreciation Rights which have not theretofore vested shall immediately vest.

9.      STOCK BONUSES

         The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.     CASH BONUSES

         The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.


11.     ADJUSTMENT UPON CHANGES IN COMMON STOCK

        (a) Outstanding Restricted Stock and Stock Appreciation Rights

        Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof.

        The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of Stock Appreciation Rights, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

        (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration

        Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

        (c) Outstanding Options, Certain Mergers

        Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

        (d)       Outstanding Options, Certain Other Transactions

        In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (1) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                  (2) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

        (e) Outstanding Options. Other Changes

        In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11 (b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        (f) No Other Rights

        Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.




12.      RIGHTS AS A SHAREHOLDER

         No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.      NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

         Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

        No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.      SECURITIES MATTERS

        (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

        (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.      WITHHOLDING TAXES

        Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a Stock Appreciation Right the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

  16.    AMENDMENT OF THE PLAN

         The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

  17.    NO OBLIGATION TO EXERCISE

         The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

  18.    TRANSFERS UPON DEATH

         Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.


  19.    EXPENSES AND RECEIPTS

         The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

  20.    FAILURE TO COMPLY

         In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

  21.    EFFECTIVE DATE AND TERM OF PLAN

         The Plan was adopted by the Board of Directors effective __________, 2000 subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after _______, 2010. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a Stock Appreciation Right shall be paid prior to the receipt of such approval. If the Plan is not approved by the Company's shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

                                 ENOTE.COM INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING ON JUNE 22, 2000

         The undersigned stockholder of eNote.com Inc. hereby acknowledges receipt of the Notice of Annual Meeting and related Proxy Statement and appoints John R. Varsames and Michael T. Grennan, or either one or both of them, attorneys and proxies for the undersigned with power of substitution in each to act for and to vote, as designated on the reverse side, with the same force and effect as the undersigned, all shares of eNote.com Inc. Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of eNote.com Inc. to be held at on June 22, at 2:00 p.m. Eastern Daylight Savings Time at the Radisson Hotel, 60 Battery Street, Burlington, Vermont.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" ALL OTHER PROPOSALS. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTER.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------          -----------------------------------

-------------------------------          -----------------------------------

-------------------------------          -----------------------------------

         Please mark the boxes on the proxy card to indicate how your shares should be voted, then sign and date the card, detach it and return it in the enclosed postage paid envelope.

PLEASE MARK VOTES AS IN THIS EXAMPLE                          [X]

Mark box at right if an address change or comment has been
noted on the reverse side of this card.                       [ ]

1.       ELECT DIRECTORS:

             JAMES BOWMAN                              VICTOR REICHENSTEIN

         FOR                 WITHOLD                  FOR         WITHOLD
          [ ]                   [ ]                    [ ]          [ ]


2. APPROVE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK ISSUABLE THEREUNDER:

         FOR                 AGAINST                WITHOLD
          [ ]                   [ ]                   [ ]



3. APPROVE THE ADOPTION OF THE COMPANY'S 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN:

         FOR                 AGAINST                WITHOLD
          [ ]                   [ ]                   [ ]


4.       APPROVE THE ADOPTION OF THE COMPANY'S 2000 INCENTIVE STOCK PLAN

         FOR                 AGAINST                WITHOLD
          [ ]                   [ ]                   [ ]


5. RATIFY THE BOARD OF DIRECTORS' SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

         FOR                 AGAINST                WITHOLD
          [ ]                   [ ]                   [ ]


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please be sure to sign and date this Proxy.


Dated: _____, 2000  __________________________    ________________________________________
                    (Signature of Stockholder)    (Signature of Joint Stockholder, if any)

